================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K
                                   -----------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 AUGUST 25, 2000
                                 ---------------
                        (Date of Earliest Event Reported)


                      VIDEO NETWORK COMMUNICATIONS, INC.__
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


DELAWARE                       000-22235                    52-1707962
--------                      -------------                ------------
(State of                     (Commission               (I.R.S. Employer
Incorporation)                File Number)              Identification Number)

 50 INTERNATIONAL DRIVE, PORTSMOUTH, NEW HAMPSHIRE                03801
--------------------------------------------------------------------------------
    (Address of Principal Executive Offices)                    (Zip Code)



                                 (603) 334-6700
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                         OBJECTIVE COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




================================================================================

ITEM 5.  OTHER EVENTS.

Pro Forma Balance Sheet Giving Effect to Private Placement of 1,760,000 Units

         As previously announced, on August 25, 2000, Video Network Communications, Inc., a Delaware corporation (the "Company"), completed a private placement (the "Private Placement") of 1,760,000 Units (individually, a "Unit" and collectively, the "Units"), each Unit consisting of one share of common stock, par value $.01 per share, of the Company (the "Common Stock") and one redeemable common stock purchase warrant (individually, a "Warrant" and collectively, the "Warrants"). The purchase price per Unit was $1.50. In the Private Placement, the Company raised gross proceeds of approximately $2.64 million, and realized net proceeds of approximately $2.3 million.

         Attached to this Current Report on Form 8-K is a June 30, 2000 balance sheet, as adjusted on a pro forma basis to give effect to: (i) the completion on August 25, 2000 of the Private Placement of 1,760,000 Units, each Unit consisting of one share of our common stock and one redeemable common stock purchase warrant, at an offering price of $1.50 per Unit, and the receipt of the net proceeds therefrom; and (ii) the repayment of $201,376 principal amount of certain outstanding long-term debt using a portion of the net proceeds from the Private Placement. As reflected in the attached June 30, 2000 pro forma balance sheet, the Company would have had, on a pro forma basis, net tangible assets of approximately $3.7 million as of June 30, 2000, after giving effect to the events described above.

ITEM 7.  FINANCIAL STATEMENTS.

         (a) Financial Statements. Balance sheets of the Company as of June 30, 2000 (actual), and pro forma as of such date to give effect to (i) the completion on August 25, 2000 of the Private Placement of 1,760,000 Units, each Unit consisting of one share of our common stock and one redeemable common stock purchase warrant, at an offering price of $1.50 per Unit, and the receipt of the net proceeds therefrom; and (ii) the repayment of $201,376 principal amount of certain outstanding long-term debt using a portion of the net proceeds from the Private Placement.

         This Current Report on Form 8-K and the financial statements filed as an exhibit hereto include forward-looking statements that may involve a number of risks and uncertainties. Accordingly, the reader is cautioned not to place undue reliance on such forward-looking statements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.                Description of Exhibit


99.1 Balance Sheets of the Company as of June 30, 2000 (actual) and pro forma as of such date to give effect to (i) the completion on August 25, 2000 of the Private Placement of 1,760,000 Units, each Unit consisting of one share of our common stock and one redeemable common stock purchase warrant, at an offering price of $1.50 per Unit, and the receipt of the net proceeds therefrom; and (ii) the repayment of $201,376 principal amount of certain outstanding long-term debt using a portion of the net proceeds from the Private Placement.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                              VIDEO NETWORK COMMUNICATIONS, INC.



Date:  September 1, 2000                                By:  /s/ Robert H. Emery
                                                             -------------------
                                        Robert H. Emery
                                        Chief Financial Officer, Vice President,
                                        Administration and Secretary